UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 13, 2008 (February 8, 2008)
STERLING CHEMICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	000-50132 (Commission File No.)	76-0502785 (IRS Employer Identification No.)

333 Clay Street, Suite 3600 Houston, Texas (Address of principal execute offices)	77002-4109 (Zip Code)
(713) 650-3700
(Registrant’s telephone number, including area code)
Not Applicable
(Former names or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e). Compensatory Arrangements of Certain Officers.
     Determination of Amount of Bonuses for 2007 Performance
     On February 8, 2008, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Sterling Chemicals, Inc. (the “Company”) determined and approved discretionary bonuses payable to each of its senior executive officer with respect to their performance in 2007. The bonuses will be paid to the Company’s senior executive officers on or about March 1, 2008 and are discretionary in that the Company did not attain the threshold target of EBITDA during 2007 to receive a bonus payment under the Sterling Chemicals, Inc. Bonus Plan. The Compensation Committee considered a number of factors in determining the amounts payable, including among others, each such executive officer’s influence in the development and implementation of the results obtained in connection with the refinancing of the Company’s long-term indebtedness, the Company’s long-term exclusive styrene supply agreement with NOVA Chemicals Inc. and the Company’s cost reduction strategies, and each such executive officer’s performance in driving results, his dedication to and participation in maintaining an ethical culture and his responsibility for maintaining high standards for environmental, health and safety performance. The following table sets forth the amount of bonuses awarded to each of our senior executive officers:

Richard K. Crump	President and Chief	$390,000
	Executive Officer

John R. Beaver	Senior Vice President -	82,000
	Finance and Chief
	Financial Officer

Kenneth M. Hale	Senior Vice President,	118,600
	General Counsel and
	Secretary

Paul C. Rostek	Senior Vice President -	88,700
	Commercial

Walter B. Treybig	Senior Vice President -	81,900
	Manufacturing
     Base Salary Increases
     On February 8, 2008, the Compensation Committee approved increases to the base salary of each of the named executive officers set forth below, effective March 1, 2008. The new base salary and the amount of the increase over the previous year’s base salary for each such executive officer are as follows:

		Base Salary	Increase
Richard K. Crump	President and Chief	$405,000	$15,000
	Executive Officer

John R. Beaver	Senior Vice President -	223,250	18,250
	Finance and Chief
	Financial Officer

Kenneth M. Hale	Senior Vice President,	243,500	9,500
	General Counsel and
	Secretary

Paul C. Rostek	Senior Vice President -	230,750	9,000
	Commercial

Walter B. Treybig	Senior Vice President -	213,000	8,250
	Manufacturing

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2008	STERLING CHEMICALS, INC.
	By:	/s/ Richard K. Crump
Richard K. Crump
President and Chief Executive Officer